Exhibit 10.34

Trust Loan Contract for Assembled Funds
Trust Plan between JIC Trust Co., Ltd and
Yongquan Series (Kingold Jewelry)

Contract No.: [JIC Trust (2016) Hang Tou Ji 006-01]

JIC Trust Co., Ltd

August 2016

Party A (the Loaner): JIC Trust Co., Ltd

Residence: Zones C & D, Floors 18~19 (Tower A), 1# Building, Legend City EAC Center (Tower A), 18# Jiaogong Road, Hangzhou City	Post Code: 310012
Legal Representative: Yang Jinlong
Telephone: 0571-89891626	Fax: 0571-85064871

Party B (the Borrower): Wuhan Kingold Jewelry Inc.

Residence: 1# Jinhuang Road, Jiang’an Economic Development Zone, Wuhan City	Post Code: 430023
Legal Representative: Jia Zhihong
Telephone: 027-65660346	Fax: 027-65660703

Hereafter, Party A and Party B are separately called “one party” and jointly called “both parties”.

Whereas:

Party B intends to apply to Party A for RMB trust loan, and Party A agrees to issue loans to Party B as agreed in the Contract. Hereby, both parties conclude the following contract for mutual compliance through negotiation on the basis of equality principle.

Definition and Interpretation Rule

1. Definition

Unless otherwise interpreted in the Contract or indicated in the context, the following terms or abbreviations should be defined as follows:

(1)	The Contract: it refers to the Trust Loan Contract for the Assembled Funds Trust Plan between JIC Trust Co., Ltd and Yongquan Series (Kingold Jewelry) [Contract No.: Contract No.: JIC Trust (2016) Hang Tou Ji 006-01] concluded and signed between both parties, as well as any valid revision and supplementation thereto.

(2)	Cooperation documents: the cooperation documents refer to the Contract and the documents concluded and signed between Party A and Party B or the third party for the cooperation issues as agreed in the Contract, including but not limited to:

A	Guaranty Contract [Contract No.: JIC Trust (2016) Hang Tou Ji 006-02] concluded and signed between Party A and Jia Zhihong;

B	Gold Pledge Contract [Contract No.: JIC Trust (2016) Hang Tou Ji 006-03] concluded and signed between Party A and Wuhan Kingold Jewelry Inc. (hereinafter referred to as “Kingold Jewelry”).

(3)	Trust plan: it refers to the “Trust Loan Contract for the Assembled Funds Trust Plan between JIC Trust Co., Ltd and Yongquan Series (Kingold Jewelry)”, legally concluded between the consignor and the consignee, for the consignor to entrust the funds or other properties legally owned and able to be freely disposed thereby to Party A on the basis of the sufficient trust to Party A as the consignee and to allow the consignee to mange, utilize and dispose the funds or other properties in his/her own name according to the consignor’s intentions.

(4)	Trust loan or loan: it refers to the loan issued by Party A from the trust fund under the trust plan to Party B, including lump loan or various loans issued by installment.

(5)	Borrowing account: it refers to the bank account opened by Party B for receiving the trust loan fund from Party A.

(6)	Collection account: it refers to the bank account opened by Party A for collecting the principal, interest, default penalty, etc. paid by Party B for the loan concerned.

(7)	Loan term: it refers to the trust loan term specified in Article 3 of the Contract.

(8)	Loan interest rate: it refers to the annual interest rate of the loan specified in Article 4.1 of the Contract.

(9)	Default interest rate: it refers to the overdue default interest rate and the defalcation default interest rate specified in Articles 4.3 & 4.4 of the Contract.

(10)	Interest expiry date: it refers to the loan interest accounting date specified in Article 6.1.2 of the Contract.

(11)	Interest payment date: it refers to the loan interest payment date specified in Article 6.1.3 of the Contract.

(12)	Prerequisite conditions for loan issuance: it refers to the precondition specified in Articles 11.1 & 11.2 of the Contract for the loan issuance of Party A.

(13)	Loan confirmation: it refers to the reception confirmation document signed by Party B according to Party A’s requirements for format and content and meanwhile submitted to Party A.

(14)	Target item: it refers to the gold purchasing and storage issues regarding Kingold Jewelry.

(15)	Pledgor: the pledgor is Kingold Jewelry.

(16)	Warrantor: the warrantor is Jia Zhihong.

(17)	Guarantor: the pledgor and the warrantor are jointly called the guarantor.

(18)	Liability: it refers to all external payment or repayment obligations of Party B, regardless of property, principal debt or guarantee duty, actual or probable obligation, due or undue debt.

(19)	Major event: it means that Party B has significant change in legal status, assets condition, financial condition or business condition, and according to Party A’s reasonable judgment, such change has brought or will bring significant adverse impact on Party B’s capability for performing the obligations under the Contract.

(20)	Below or less than: such words as “below” and “less than” mentioned in the Contract all exclude the number concerned.

(21)	Accounting standard: it refers to the currently effective accounting standard which conforms to the Chinese laws and is universally accepted within China.

(22)	China: it refers to the People’s Republic of China, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region.

(23)	Working day: it refers to any day except Saturday, Sunday (excluding the days adjusted by the State Council as the working days) and statutory holidays in China.

(24)	Organization: it refers to the legal person and other legal organizations.

(25)	Laws: the laws refer to all laws, regulations, rules, specifications, ordinances, instructions, etc., which are issued by any legislative body, state institution or supervision organization in China, and which apply to and restrain any party under the Contract.

(26)	Yuan: unless otherwise specified in the Contract, Yuan refers to the legal tender in China, namely RMB.

2. Interpretation rule

(1)	The contents and the titles of the terms of the Contract are only set for convenient reading, and may be ignored for the interpretation of the contract terms.

(2)	“Assets” should be understood as all present and future tangible or intangible assets, properties, incomes, profits, receivables and various rights and interests in any asset.

(3)	“Person” should be understood as any natural person, company, partnership, individual proprietorship, or any other legal person, or unincorporated organization, or any other legal entity.

(4)	“Existence” of one default event means that the default event concerned has occurred and not disappeared, and has not been compensated or exempted according to the Contract.

(5)	“One month” refers to a period calculated from one day (including current day) of a calendar month to the corresponding day (excluded) of the next calendar month, but if the corresponding day is not included in the next calendar month, the period should be ended at the last day of the next calendar month.

(6)	“Period” or “term” refers to the duration from the starting date (included) to the expiry date (excluded). The “days/actual days” of a “period” or “term” refer to the days from the starting date (included) to the expiry date (excluded).

(7)	“Business cessation”, “dismission”, “liquidation”, “bankruptcy”, “reorganization”, “reconciliation” or “rectification” of any person should be understood as any same or similar legal procedure initiated according to the laws of the establishment place or the business operation place, and the “initiation” of such legal procedure should include that the person concerned agrees the decision or any person applies for initiating such legal procedure.

(8)	One party or any other person under the Contract should include the legal inheritor and the permissible assignee.

(9)	The Contract, any other agreement or document should include above data themselves and any revision, modification, replacement or supplementation frequently made thereto according to the applicable terms thereof.

Special Terms and Conditions

Article 1 Loan Currency and Amount

1.1	The amount of the loan is RMB 300,000,000 (Amount in Words: RMB THREE HUNDRED MILLION ONLY) (“Trust Loan Principal”).

1.2	In case the actual loan amount is inconsistent with above amount, the amount actually transferred from Party A to the borrowing account should be regarded as the loan amount.

Article 2 Intended Use of the Loan

2.1	The loan is dedicated for the gold purchasing and storage of Kingold Jewelry. Without the written consent from Party A, Party B should not change the intended use of the loan.

2.2	Party A should not entrust any supervision bank to supervise the loan use of Party B.

Article 3 Loan Term

3.1	The term of any loan under the Contract should be [twenty four] months, calculated from the date of the actual loan transfer to the borrowing account (namely “each loan issuance date” to the loan expiry date mentioned above (namely “each loan expiry date”). The term of the loan under the Contract should not be extended. For the prepayment, please refer to Article 13 of the Contract.

3.2	According to the conditions specified in the Contract, in case Party A announces loan expiry acceleration or Party B applies for prepayment and Party A agrees such application, the date clearly indicated in Party A’s notification for the loan expiry acceleration should be regarded as the accelerated expiry date of all loans under the Contract (“accelerated loan expiry date”).

Article 4 Loan Interest Rate and Interest

4.1	The annual interest rate of the loan under the Contract is [8%/year], and should not be adjusted within the loan term.

The corresponding interest should be calculated for the loan under the Contract since the loan issuance date according to the interest rate agreed in the Contract, and the daily interest rate should be calculated as annual interest rate/360. Unless otherwise specified, the interests of various loans within the loan term should be calculated as: loan interest rate = trust loan principal x actual loan days x daily interest rate. Therein, each trust loan principal balance refers to the difference between the total amount of the trust loans issued by Party A and the total amount of the loan principal actually repaid by Party B (hereinafter inclusive). Within the loan term, in case any trust principal balance is changed, the loan interest should be calculated by installment. Additionally, the actual days of each loan refers to the days from the issuance date to the expiry date of the loan concerned.

4.2	In case the Borrower fails to pay off any due payables as agreed in the Contract, additional interests should be collected for such overdue funds at [50]% (“overdue default interest rate”) of the loan interest rate since the overdue date till all payables are paid off.

4.3	In case the Borrower embezzles any loan fund, additional interests should be collected for such embezzled funds at [100]% (“embezzlement default interest rate”) of the loan interest rate since the embezzlement occurrence date till the end of such embezzlement.

4.4	In case the same loan is overdue and embezzled, the higher default interest rate should prevail.

4.5	For the interests incurred from the overdue funds and the embezzled funds, the compound interests should be calculated according to the corresponding default interest rate.

4.6	For any unliquidated funds under the Contract, the corresponding interests should be calculated and/or the default interests should be daily calculated according to the actual days, and the daily interest rate should be calculated as annual interest rate/360.

Article 5 Borrowing Account

5.1	Party A should transfer the loan to the following borrowing account designated by Party B within three working days after the prerequisite conditions of the loan concerned can be met:

Account Name: Wuhan Kingold Jewelry Inc.

Deposit Bank: Wuhan Jiang’an Branch, CCB

Account No.: 4200 1116 2080 5301 7159

5.2	After transferring any loan under the Contract to above borrowing account, Party A should be deemed to issue the loan to Party B, and Party B should bear the responsibility and obligation for principal and interest repayment.

Article 6 Principal and Interest Repayment

6.1	The interest of the loan under the Contract is divided into two parts for repayment, namely the first loan interest and the second loan interest:

6.1.1 The first loan interest should be paid before December 25, 2016, and the payable interest of each first loan should be calculated as the amount of the trust loan issued thereby for current period x 1%. Particularly, where Party B repays the loan as agreed in the Contract or Party A, according to the Contract, requests Party B to repay part or all of the trust loan principals, the loan interest concerned should not be returned.

6.1.2 The second loan interest should be calculated on each interest expiry date, and the interest expiry date should be: (1) the [25th] day of the last month of each natural quarter within the loan term; (2) the date when Party B repays part or all of the loan principals as agreed in the Contract; (3) the loan expiry date. The payment date should be the interest expiry date, and if the interest expiry date is a non-working day, the payment date should be the recent working day before the interest expiry date.

6.1.3 The payable interest of each second loan = the amount of trust loan principal x actual days of current accounting period x [7.5%]/360. In order to avoid doubt, the loan interest paid by Party B on each payment day should be the sum of the second payable loan interests for current period.

Within the above accounting period, in case the loan principal balance is changed, the corresponding loan interest should be calculated by installment. The actual days of current accounting period should be the days between the last interest expiry date and the current interest expiry date. Specially, the actual days of the first accounting period should be the days between the loan issuance date of each loan to the last interest expiry date after the loan issuance date of each loan, and the actual days of the last accounting period should be the days between the recent interest expiry date before the expiry date of the corresponding loan and the expiry date of the corresponding loan.

6.1.4 In case a certain trust loan under the Contract is prepaid, the sum of the first loan interest and the second loan interest actually paid by Party B should be equal to the amount calculated according to the actual existence days x 8%/360, namely: the first loan interest + the second loan interest of the loan = the trust loan principal balance x actual loan existence days x 8%/360.

6.2	Unless otherwise specified, Party B should pay off the loan principal, the interest accrued and other expenses on the loan expiry date.

6.3	Fund collection measure is [not adopted] for the project.

6.4	For the loan under the Contract, Party B should firstly repay the interest accrued and then the principal.

6.5	Party B should pay the loan principal, interest, default penalty and other expenses as agreed in the Contract to the following collection account designated by Party A:

Account Name: JIC Trust Co., Ltd

Deposit Bank:

Account No.:

6.6	Party B should pay off the payable funds under the Contract at a full amount, without any offset, claim or restriction, or any taxation expense deduction or pre-withholding.

6.7	In case any fund received by Party A is less than the fund that should be paid by Party B as agreed in the Contract as of the payment date of the fund concerned, Party A has the right to transfer the funds according to the sequence of ① the expenses for the realization of the creditor’s rights and the damage compensation, and the default penalty; ② the default interest and compound interest payable; ③ the interest payable; ④ the loan principal, and any insufficient amount should be supplemented by Party B.

Article 7 Fund Supervision

The Contract is [inapplicable] to the fund supervision measures.

Article 8 Guarantee Arrangement

8.1	In order to guarantee Party A’s interests, Party B has the obligation to ensure that the following guarantee and supervision arrangements are implemented according to the conditions and ways specified in the Contract.

(1)	Provide warranty guarantee to Party A according to the Guaranty Contract [Contract No.: JIC Trust (2016) Hang Tou Ji 006-02];

(2)	Provide pledge guarantee to Party A according to the Gold Pledge Contract [Contract No.: JIC Trust (2016) Hang Tou Ji 006-03];

8.2	Within the loan duration, in case Party B and the guarantor concerned apply for changing the guarantee measure, Party B and the guarantor concerned should submit the written application to Party A thirty working days in advance, and should, after receiving the written consent from Party A, provide Party A with movable property, right, land usage right, house property or other assets accepted by Party A; Party A has the right to employ professional assessment agency to assess the substitute guaranty, and Party B should bear the assessment expense incurred, and the estimated value of the new guaranty should not be lower than that of the original guaranty.

8.3	Party B /The guarantor should sign the corresponding pledge contract, guaranty contract, etc. and handle the pledge procedure for the substitute guaranty, and the original guarantor can be cancelled after the pledge procedure for the substitute guaranty is completely handled.

Article 9 Notification and Delivery

9.1	Unless otherwise specified in the Contract for call instruction or notification, all notifications, requests, instructions and other communications required or allowed in the Contract to be provided to any party should be issued in a written form, and the party issuing such notification or the representative thereof should sign the notification. Moreover, the notification should be delivered through fax, or specially-assigned person, or prepaid registered mail, or email or express delivery to the address or fax No. listed below (or other address or fax No. formally notified according to this article):

Party A: JIC Trust Co., Ltd

Contact Person: Zhu Zhiyue

Address: Zones C & D, Floors 18~19, Building 1, Legend City EAC Center (Tower A), 18# Jiaogong Road, Hangzhou City

Post Code: 310012

Telephone: 0571-89891626

Fax: 0571-85064871

Party B: Wuhan Gold Jewelry Inc.

Contact Person: Li Qing

Address: 1# Jinhuang Road, Jiang’an Economic Development Zone, Wuhan City

Post Code: 430023

Telephone: 027-65660346

Fax: 027-65660703

9.2	The notifications delivered through specially-assigned person, fax, email, mail or express delivery should be deemed to be effectively delivered at the following time:

①	When being sent by the specially-assigned person to the designated address, the notification should be deemed to be delivered;

②	In case of fax delivery, when the fax is sent or the fax machine has generated the conformation for successful transmission, the notification should be deemed to be delivered;

③	In case of prepaid registered mail delivery, the notification should be deemed to be delivered at the fifth working day after mail submission;

④	In case of email delivery, the notification should be deemed to be delivered when the email is sent to the email server of the receiver;

⑤	In case of special express delivery, the notification should be deemed to be delivered at the third working day after express delivery submission.

9.3	In case the address or contact information of any party is changed, the changing party should inform the other party in a written form within fifteen working days since the date of change. However, the documents sent by the other party according to the previous contact information before receiving the change notice should be deemed as valid documents

Article 10 Contract Termination

10.1	In case of any one of the following conditions, the Contract may be terminated:

(1)	In case Party A’s interests are significantly influenced due to Party B’s default behaviors and accordingly the contract conclusion basis for contract performance becomes unnecessary or impossible, Party A has the right to terminate the Contract through a written notice.

(2)	Due to condition change, the Contract is agreed to be terminated through the negotiation between both parties.

(3)	Other contract termination conditions regulated in laws or specified in the Contract.

10.2	In case the Contract is terminated or the loan expiry date is antedated due to the reasons not attributed to Party A, Party B should once pay the loan principal and interests accrued to Party A at a full amount within three working days since the date of contract termination, and furthermore, Party B should pay ten million Yuan as the default penalty to Party A, except that Party B prepays the loan according to Article 13 of the Contract.

10.3	In case the Contract is terminated through a written notice, the date indicated in the written notice should be deemed as the date of formal contract termination. In case the Contract is terminated through negotiation, the date when both parties reach an agreement for contract termination should be deemed as the date of formal contract termination.

10.4	The contract termination should not influence the right for one party to claim for damage compensation from the other party.

General Terms and Conditions

Article 11 Loan Issuance

11.1	Party A can issue the initial loan only when all following conditions are met, and one or more prerequisite conditions may be abandoned or exempted by Party A in a written form (prerequisite conditions for initial loan issuance):

(1)	Where Party B should obtain the authorization, approval or consent from relevant government organization and any third party for the contract signing or for the performance of the business indicated in the Contract, Party B has obtained such authorization, approval or consent which continuously has full validity.

(2)	Both parties should have completed all internal approval procedures (for the Contract, cooperation documents, etc.) regarding the cooperation, and obtained all necessary authorizations (including but not limited to the resolutions of the board and the share meeting and other documents).

(3)	There is no any administrative act, administrative decision, third party agreement, lawsuit or any other administrative or judicial process or threat which can prohibit or restrict the Contract or cause substantial damage compensation to the Contract or substantially increase Party A’s cost for contract performance; the contract signing and performance of Party B will not violate any legal requirement or any regulation of the binding document.

(4)	The Contract and each cooperation document have been signed and submitted to Party A and have come into effect, and the pledged gold regarding the cooperation document has been completely detected, accepted by Party A and stored in the bank custody issued in the name of Party A; meanwhile, the hypothec should have legally come into effect and the corresponding documentary evidence should have been obtained and submitted to Party A.

(5)	The third party property insurance for the pledged gold should have come into effect and confirmed by Party A.

(6)	The causes which may influence Party A’s loan issuance under the contract or Party A’s contract performance should not exist, such as alternation or issuance of laws, change of national micro-control policy, new supervision requirement proposed by relevant administration department or Party A’s funding failure.

(7)	Party B, the guarantor and any party of relevant contract signed with Party A according to the Contract should not have no any default behavior or involve in any event probably threatening Party A’s rights security under the Contract, the Guarantee Contract and relevant contracts.

(8)	The business condition and the financial condition of Party B and the guarantor should not have significant adverse change.

(9)	Party A’s trust plan for the loan should have been established.

(10)	The loan issued by Party A under the Contract should not be prohibited or restricted by laws & regulations, rules or the supervision department.

(11)	Other conditions required by Party A.

11.2	Party A can issue subsequent loans only when all following conditions are met, and one or more prerequisite conditions may be abandoned or exempted by Party A in a written form (prerequisite conditions for subsequent loan issuance):

(1)	The prerequisite conditions mentioned in Article 11.1 should be continuously met and effective.

(2)	Party A should have funded for the corresponding trust fund of the loan concerned.

(3)	The causes which may influence Party A’s loan issuance under the contract or Party A’s contract performance should not exist, such as alternation or issuance of laws, change of national micro-control policy, new supervision requirement proposed by relevant administration department or Party A’s funding failure.

(4)	The signing parties of the cooperation document should not have no any default behavior or involve in any event probably threatening Party A’s rights security under the cooperation document.

(5)	The business condition and the financial condition of Party B and the guarantor should not have significant adverse change.

(6)	Other conditions required by Party A.

11.3	In case any condition mentioned in Article 11.1 is not met, Party A has the right to refuse to issue the initial loan according to the Contract, without bearing any responsibility; in case any condition mentioned in Article 11.2 is not met, Party A has the right to refuse to issue the subsequent loans according to the Contract, without bearing any responsibility; moreover, Party A has the right but no obligation to abandon or exempt any one or more conditions mentioned in Articles 11.1 & 11.2, and also has the right to request to supplement other prerequisite conditions for loan issuance. Party B should ensure that the prerequisite conditions for loan issuance can be continuously met within the loan term.

11.4	In case the prerequisite conditions for loan issuance cannot be met due to Party B, Party B should be regarded as the defaulting party to compensate all losses caused thereby to Party A, and Party A has the right to unilaterally terminate the Contract, without bearing any responsibility.

11.5	Party B should issue the loan confirmation with the reserved legal seal (see Annex 1) to Party A within three working days since the reception of the loan concerned under the Contract.

11.6	Before certain loan issuance, in case Party A fails to issue certain loan under the Contract or perform the Contract as intended due to alternation or issuance of laws, change of national micro-control policy, new supervision requirement proposed by relevant supervision department of Party A, or unestablished trust plan, or trust plan funding failure, etc., Party A has the right to stop issuing part or all of the loans and/or to unilaterally terminate the Contract, without bearing any default responsibility, and Party B should not have any objection thereupon.

Article 12 Transfer of Rights and Obligations

12.1	Party A may transfer all or part of the rights or obligations thereof under the Contract, without being agreed by Party B, and may inform Party B in an appropriate way after transfer.

12.2	Without the written consent from Party A, Party B should not transfer any right or obligation under the Contract.

Article 13 Prepayment

13.1	After each loan is borrowed for twelve months, Party B may apply for prepayment and Party A may also request Party B for prepayment. In case of proposing the prepayment requirement, the party concerned should send the written notice to the other party within two months. After receiving the prepayment notice from Party B, Party A should inform Party B in a written form for confirmation.

13.2	The accelerated expiry date of certain loan should be confirmed according to Article 3.2 of the Contract. Afterwards, Party B should perform the prepayment obligation as agreed in the Contract. For the prepayment, the corresponding loan interest should be paid according to Articles 4.1 & 6.1 of the Contract.

Article 14 Party A’s Rights and Obligations

14.1	Party A’s rights

(1)	Party A has the right to request Party B to repay the loan principal and interest and the expenses incurred at a full amount as scheduled, and perform various rights and obligations specified in the Contract.

(2)	Party A has the right to collect the loan principal and interest, the overdue interest, the default penalty interest, the compound interest, the default penalty and other payable expenses as scheduled or in advance according to laws or the Contract.

(3)	Party A has the right to understand, investigate and inspect the production & operation and financial activities of Party B, check and copy relevant data.

(4)	Party A may inspect and supervise the intended use of the loan issued thereby to Party B, and Party B should cooperate with Party A for loan payment management, after-loan management and relevant inspection. Party A’s inspection and supervision measures should include but not be limited to: (i) requesting Party B to provide the effective evidence for loan use; (ii) carrying out account analysis, voucher inspection or field investigation for the loan use and (iii) other legal ways. (In case the Fund Supervision Agreement is concluded and signed between both parties, Party A may not only perform the supervision rights thereof according to the specific regulation of the Fund Supervision Agreement, but also inspect and supervise the use of the loan issued thereby to Party B through a reasonable way considered thereby.)

(5)	There is no need for Party A to issue the interest invoice for the loan under the Contract, and if it is required by Party B, Party A may issue the corresponding interest receipt.

(6)	Other rights specified in laws and agreed in the Contract.

14.2	Party A’s obligations

(1)	Party A should issue the loans to Party B as agreed in the Contract.

(2)	Other obligations specified in laws and agreed in the Contract.

Article 15 Party B’s Rights and Obligations

15.1	Party B’s rights

(1)	Party B has the right to request Party A to issue the loans as agreed in the Contract.

(2)	Party B has the right to use all loans as agreed in the Contract.

(3)	Other rights specified in laws and agreed in the Contract.

15.2	Party B’s obligations

(1)	Party B should truthfully provide all documents required by Party A within three working days since the reception of the notice from Party A, and cooperate with Party A for investigation, examination and inspection.

(2)	Party B should accept the supervision from Party A for loan use, relevant fund use, production & operation and financial activities.

(3)	Party B should use the loans as agreed in the Contract.

(4)	Party B should repay the loan principal and interest at a full amount as agreed in the Contract.

(5)	Party B should provide Party A with the copy of the financial statement (including the annexed tables) at the latest within thirty days after the end of each natural quarter.

(6)	Party B should provide the copy of the financial statement (including the annexed tables) for last year at the latest before April 30 of each year, and should ensure that the financial statement provided thereby is prepared according to laws & regulations and accounting standards.

(7)	The financial statement or the copies of other documents provided by Party B should be stamped with the corresponding official seal.

(8)	Party B should not neglect management or press for the payment of due credit, or dispose the properties owned thereby freely or improperly or at a price obviously lower than the market price.

(9)	Party B should not involve in dismission, liquidation or any other behavior influencing the realization of creditor’s rights of Party A.

(10)	In case of any one of the following conditions, Party A should immediately inform Party A in a written form and cooperate with Party A to implement the guarantee measures for the scheduled full-amount payment of the interests of the loan under the Contract and other expenses incurred according to Party A’s requirements. Meanwhile, Party A has the right to directly stop loan issuance and unilaterally terminate the Contract as well as announce the accelerated expiry of the loan, and Party B should not have any objection thereupon.

A	Party B involves in any default behavior.

B	Party B suffers from significant financial loss, asset loss or other financial crises.

C	Party B involves in such alteration matters as consolidation (or merger), separation, reorganization, joint venture (or cooperation), capital reduction, transfer of major property rights and shareholding reform.

D	Party B suffers from business cessation, business license revoking or cancellation or dismission, or applies or is requested for bankruptcy, etc.

E	The business or financial conditions of the controlling shareholders and other affiliated companies of Party B are caught in significant crisis, thus influencing the normal operation of Party B.

F	Party B has major connected transaction with the controlling shareholders and other affiliated companies thereof, thus influencing the normal operation thereof.

G	Any significant lawsuit, arbitration, administrative procedure, executive procedure of judicial or administrative organization or other similar legal procedures, with the amount involved equal to or above [ten million] Yuan, is proposed to Party B or is proposed by Party B to others.

H	Party B changes the business scope, the legal representative, etc.; any important asset of Party B has involved in any compulsory execution, sealed up, detained, retained, supervised or disposed similarly.

I	Party B’s debt under any other loan financing agreement or similar agreement is due but unpaid, or such debt is announced and required to be repaid before the specified expiry date.

J	Party B involves in other major events probably influencing the debt paying ability thereof.

(11)	In case the warrantor of the loan involves in any one of the following conditions and Party A believes that such condition may influence the warrantor’s guarantee capability, Party B should strengthen or replace the guarantee measures as required by Party A. meanwhile, Party A has the right to directly stop loan issuance and unilaterally terminate the Contract as well as announce the accelerated expiry of the loan, and Party B should not have any objection thereupon.

A	The warrantor suffers from significant financial loss, asset loss or other financial crises, or involves in significant dispute, lawsuit, administrative penalty, criminal investigation, etc.

B	The warrantor involves in such alteration matters as consolidation (or merger), separation, reorganization, joint venture (or cooperation), capital reduction, transfer of major property rights and shareholding reform.

C	The warrantor suffers from business cessation, business license revoking or cancellation or dismission, or applies or is requested for bankruptcy, etc.

D	The business or financial conditions of the controlling shareholders and other affiliated companies of the warrantor are caught in significant crisis, thus influencing the normal operation of Party B.

E	The warrantor has major connected transaction with the controlling shareholders and other affiliated companies thereof, thus influencing the normal operation thereof

F	The warrantor involves in any lawsuit, arbitration or criminal, or administrative penalty bringing significant adverse consequences to the business or financial conditions thereof.

G	The warrantor changes the business scope, the legal representative, etc.

H	The warrantor has concealed the actual capability for bearing the guarantee responsibility when signing the guaranty contract or issuing the guarantee letter, or the internal approval for loan guarantee is not obtained, or the authorization (if needed) is not obtained from relevant organization.

I	Party B neglects management or presses for the payment of due credit, or disposes the properties owned thereby freely or improperly or at a price obviously lower than the market price.

J	Any important asset of the warrantor has involved in any compulsory execution, or has been sealed up, detained, retained, supervised or disposed similarly.

K	The warrantor involves in other major events probably influencing the debt paying ability thereof.

(12)	In case the pledgor or the pledged property involves in any one of the following conditions and Party A believes that the pledge may not be available or the pledged property may be devaluated, Party B should strengthen or replace the guarantee measures as required by Party A. Meanwhile, Party A has the right to directly stop loan issuance and unilaterally terminate the Contract as well as announce the accelerated expiry of the loan, and Party B should not have any objection thereupon.

A	The pledgor does not have the ownership or the disposition right of the pledged property, or the ownership is disputed, or the internal approval for the pledge guarantee of the loan is not obtained, or the authorization (if needed) is not obtained from relevant organization, or the pledged property involves in dispute, lawsuit, administrative penalty, criminal investigation, etc.

B	The pledgor conceals the facts that the pledged property has been co-owned, rented, sealed off or supervised, or has legal priority superior to the mortgage, etc.

C	The pledgor optionally transfers, rents, re-pledges or disposes the pledged property through other improper methods.

D	The pledged property is obviously devaluated due to the pledgor’s behavior; or the pledged property is directly endangered due to the pledgor’s behavior and is accordingly devaluated; or the pledgor fails to insure the pledged property as required by Party A; the pledged property is obviously devaluated due to any other cause.

(13)	In case the mortgager or the hypothecated property involves in any one of the following conditions and Party A believes that the mortgage may not be available or the hypothecated property may be devaluated, Party B should strengthen or replace the guarantee measures as required by Party A. Meanwhile, Party A has the right to directly stop loan issuance and unilaterally terminate the Contract as well as announce the accelerated expiry of the loan, and Party B should not have any objection thereupon.

A	The mortgager does not have the ownership or the disposition right of the mortgaged property, or the ownership is disputed, or the internal approval for the mortgage guarantee of the loan is not obtained, or the authorization (if needed) is not obtained from relevant organization, or the mortgaged property involves in dispute, lawsuit, administrative penalty, criminal investigation, etc.

B	The mortgager conceals the facts that the mortgaged property has been co-owned, rented, sealed off or supervised, or has legal priority superior to the mortgage, etc.

C	The mortgager optionally transfers, rents, mortgages or disposes the mortgaged property through other improper methods.

D	The mortgaged property is obviously devaluated due to the mortgager’s behavior; or the mortgaged property is directly endangered due to the mortgager’s behavior and is accordingly devaluated; or the mortgager fails to insure the mortgaged property as required by Party A; the mortgaged property is obviously devaluated due to any other cause.

(14)	Other obligations specified in laws and agreed in the Contract or the cooperation document.

Article 16 Statement and Guarantee

16.1	Party A should state and guarantee as follows to Party B upon the contract signing and performance:

(1)	Party A, as an existing business entity legally established, has the corresponding civil right capability and civil act capability for signing the Contract.

(2)	Party A has completed the external approval and the internal authorization procedures needed for signing the Contract, and the Contract is signed by the signatory authorized by Party A, and the Contract is legally binding upon Party A since the execution thereof.

(3)	Where Party A should obtain the authorization, approval or consent from relevant government organization for the contract signing or for the performance of the business indicated in the Contract, Party A promises to have obtained such authorization, approval or consent which has full validity.

(4)	Party A guarantees to carefully read the Contract before signing the Contract and accurately understand the legal implications of the rights and obligations among the contracting parties and the responsibility articles, and have no objection upon all articles of the Contract.

(5)	Party A has the right to issue the trust loans to Party B in its own name, and the trust fund for trust loan issuance is legally sourced.

16.2	Party A should state and guarantee as follows to Party B upon the contract signing and performance:

(1)	Party B, as an existing business entity legally established, has the corresponding civil right capability and civil act capability for signing the Contract.

(2)	Party B has completed the external approval and the internal authorization procedures, including but not limited to the resolutions of the board and the share meeting, etc., needed for signing the Contract; the Contract is signed by the signatory authorized by Party B, and the Contract is legally binding upon Party B since the execution thereof.

(3)	Where Party B should obtain the authorization, approval or consent from relevant government organization for the contract signing or for the performance of the business indicated in the Contract, Party B promises to have obtained such authorization, approval or consent which has full validity.

(4)	Party B guarantees that the contract signing or the performance of the business indicated in the Contract shall not violate current valid laws and other relevant regulations or conflict with other binding legal documents signed thereby or other transactions concluded thereby.

(5)	Party B guarantees to carefully read the Contract before signing the Contract and accurately understand the legal implications of the rights and obligations among the contracting parties and the responsibility articles, and have no objection upon all articles of the Contract.

(6)	Party B guarantees to strictly abide by various national laws during the business activities and strictly develop various businesses within the validated business scope.

(7)	In case Party B fails to perform the repayment obligation as agreed in the Contract, when Party A applies to the jurisdictional court for the order of payment, Party B waives the right for objection.

(8)	Party B guarantees to maintain or improve the present business management level for preserving or increasing the value of existing assets, and promise not to waive any debt or dispose existing properties freely or improperly or at the price obviously lower than the market price.

(9)	Party B promises not to have any major event, which may influence the obligation performance thereof under the Contract, at contract signing.

(10)	Party B guarantees that the financial statement provided thereby to Party A is prepared according to existing laws and accepted accounting standards, and can truthfully accurately reflect the financial condition of Party B in the accounting period concerned; other information provided thereby to Party A for the loans under the Contract is truthful, accurate, legal and valid, and the copies or the scanning copies submitted thereby are consistent with the original copies.

(11)	Unless otherwise specified in laws, the indemnification sequence of the loans should be in preference to any current or future debt of Party B.

(12)	In case the event, which is sufficient to influence the contractual capacity of Party B under the Contract, occurs or will occur, Party B promises to immediately provide other measures for guaranteeing or improving the contractual capacity thereof as required by Party A before continuous contract execution.

(13)	Party B promises not to involve in any intentional, potential or existing, pending or possible civil or criminal lawsuit, arbitration, dispute, administrative procedure or other legal procedures

(14)	Party B guarantees that all documents regarding the Contract or the loans, including but not limited to all documents listed in the “Definition and Interpretation Rule” of the Contract, are not violated, and Party A’s rights under these documents are not damaged.

(15)	Party B agrees Party A to check the credit status thereof from the People's Bank of China, or the credit database approved to be established by the competent department for loan credit investigation, or relevant units and departments, and also agrees Party A to provide the information thereof to the People's Bank of China and the credit database approved to be established by the competent department for loan credit investigation. Moreover, Party B agrees that Party A may reasonably utilize and disclose the information thereof according to business needs but should abide by the confidentiality responsibility as agreed in the Contract.

(16)	In case Party B involves in the arrears of loan principal and interest or other default events, Party A has the right to notify to relevant department or unit and announce relevant collection through news media.

16.3	Various statements and guarantees mentioned in the Contract should be deemed to be remade on the basis of the duly existing facts and situations at any time within the period from the date of contract signing to the date of contract termination or to the completion date of contract performance.

Article 17 Taxation Expense

17.1	Both parties should, according to the laws in China, pay the corresponding taxation expenses.

17.2	Unless otherwise specified by both parties, the following expenses should be separately borne by both parties:

(1)	Relevant expenses incurred from the loan should include but not be limited to the stamp tax, the communication expense, the mail charge, the enquiry fee, etc. for the loan.

(2)	The assessment fee, the audit fee, the counsel fee, the registration fee, the notarial fee, etc. incurred for contract negotiation, drafting and signing.

17.3	The following expenses should be borne by Party A:

The appraisal cost and the storage cost (namely, the rent expense for safe deposit boxes in a bank) of the pledge.

17.4	The following expenses should be borne by Party B:

(1)	All expenses accrued for Party A to realize the creditor’s rights (including but not limited to legal fare, arbitration fee, property preservation expense, travel expense, execution fee, assessment expense, auction fee, notarial fee, delivery expense, announcement fee, counsel fee, etc.);

(2)	The property insurance expense of the pledge;

(3)	Other expenses agreed thereby.

Article 18 Confidentiality

18.1	Both parties hereto should bear the confidentiality obligation for the documentation regarding the Contract and obtained during contract signing and performance and the business secret of the other party (hereinafter generally called “confidential information”). Except for any one of the following conditions, any party concerned should not disclose the above confidential information to the third party:

(1)	For such legal dispute procedures as litigation and arbitration;

(2)	For contract performance;

(3)	For the supervision duty performance of the supervision organization;

(4)	Disclosure permission from the party with confidential information disclosure right;

(5)	Legal requirements.

18.2	Both parties hereto unanimously agree to further make all reasonable efforts and take prevention measures to prevent any associated company, employee or any other person or intermediary organ or enterprise employed thereby from obtaining and/or utilizing or/and disclosing any confidential information without the corresponding authorization.

18.3	Both parties hereto unanimously agree that no matter whether the Contract is changed, cancelled or terminated, this article is always binding upon both parties, unless the obligee of the confidential information agrees the other party to be released from the confidentiality obligation; or, such confidential information is entered into the public place and known by the public due to other causes except the contract violation of one party; or, the confidentiality obligation and responsibility may be exempted according to laws.

Article 19 Force Majeure

19.1	Force majeure refers to the events which all contracting parties hereto cannot reasonably control, or predict, or avoid after prediction, and which can obstruct, influence or delay any party to perform part or all of the obligations as required by the Contract. Such events should include but not be limited to earthquake, typhoon, flood, fire disaster, other natural disasters, war, disturbance, strike or other similar events, issuance of new laws or alteration of original laws or other political factors.

19.2	In case of force majeure, the party suffering from the force majeure should immediately inform the other party as soon as possible, and provide relevant documentary evidence within fifty working days to explain the detailed event & cause for partial contract performance or failed contract performance or delayed contract performance; subsequently, the parties concerned should negotiate with each other to delay the contract performance or terminate the Contract.

19.3	In case of force majeure, the party suffering from the force majeure should immediately take appropriate measures to avoid loss expansion; in case of not taking appropriate measures and accordingly causing loss expansion, the party concerned should not request to be exempted from part or all of responsibilities within the expanded loss scope.

Article 20 Default Responsibility

20.1	In case Party A or Party B violates the obligation agreed in the Contract, the party concerned should bear the corresponding default responsibility.

20.2	In case Party A or Party B fails to truthfully make the statement or guarantee under the Contract or abide by the statement or guarantee, such behavior should be deemed as contract violation and the party concerned should bear the corresponding default responsibility.

20.3	In case the default penalty agreed in the Contract is not enough to compensate for the actual loss caused by the defaulting party to the other party, the defaulting party should compensate the other party for all losses caused by the default behavior thereof and for the profits able to be obtained after contract performance, but such profits should not be more than the losses which are caused by contract violation and can or should be predicted at contract conclusion.

20.4	In case Party B fails to repay the loan as scheduled, Party A has the right to collect the interests according to the overdue default interest rate agreed in Article 5.3 of the Contract, and perform other rights agreed in the Contract.

20.5	In case Party B fails to utilize the loan as agreed in the Contract, Party A has the right to collect the interest according to the embezzlement default interest rate agreed in Article 4.4 of the Contract, and perform other rights agreed in the Contract.

20.6	In case of having any one of the following behaviors, Party B should be deemed to violate the Contract, and Party A has the right to directly stop loan issuance and unilaterally terminate the Contract as well as announce the accelerated expiry of the loan, and Party B should not have any objection thereupon.

(1)	Party B loses the contractual capacity, including but not limited to unscheduled insufficient loan principal or interest repayment to other financial institutions;

(2)	Party B fails to pay the loan principal and interest or other expenses at a full amount as scheduled;

(3)	Party B fails to utilize the loan as agreed in the Contract;

(4)	The funds are not collected as agreed;

(5)	Party B externally has important investment, etc., thus significantly influencing or threatening the realization of the creditor’s rights of Party A;

(6)	Party B involves in major economic dispute or suffers from financial situation deterioration, etc., thus significantly influencing or threatening the realization of the creditor’s rights of Party A;

(7)	Party B fails to perform any one of the agreements or obligations under the Contract;

(8)	Party B involves in any untruthful, inaccurate or incomplete statement or guarantee under the Contract, intentional concealment, intentional misconception for others or unimplemented statement or guarantee;

(9)	Party B violates the obligations against Party A under any one of the cooperation documents including but not limited to the Mortgage Contract, the Guaranty Contract, the Gold Pledge Contract, etc.;

(10)	Party B fails to ensure the continuous satisfaction of the prerequisite conditions for loan issuance within the loan term;

(11)	Party B fails to strength or replace the guarantee measures as required by Party A;

(12)	Other cases that Party A deems to influence the realization of the creditor’s rights thereof.

20.7	In case one party violates the Contract and accordingly causes the other party to realize the creditor’s rights thereof through litigation, the defaulting party should bear the reasonable expense paid by the other party for the litigation, including but not limited to legal fare, preservation fee, execution fee, execution fee, assessment expense, auction fee, delivery expense, announcement fee, counsel fee, travel expense, copying charge, information cost, etc.

Article 21 Application of Law and Dispute Solution

21.1	Establishment, validation, interpretation, performance, alteration, termination, etc. of the Contract are applicable to existing laws in China.

21.2	In case of any dispute under the Contract, the contracting parties hereto should negotiate such dispute through friendly negotiation; in case of failed negotiation, such dispute should be submitted to the jurisdictional people’s court at the place where Party A is located.

21.3	During negotiation or litigation, or when Party B is applied for execution, both parties thereto should still perform the undisputed articles of the Contract.

Article 22 Establishment, Validation and Termination of the Contract

22.1	The Contract should be established and should come into effect since being officially stamped by Party A and Party B.

22.2	After loan principal, interest, penalty interest, default penalty and other expenses accrued are all paid off, the Contract should be automatically terminated.

Article 23 Independence of Articles

The articles of the Contract have independent effects, and in case any article of the Contract becomes invalid due to any change of national laws, government instruction or legal practice, the legality and the validity of other articles of the Contract should not be influenced, except that the invalid article severely damages the fundamental intention and implication of other parts of the Contract.

Article 24 Reservation of Right

24.1	Even though one party fails to perform the rights or take any action against the default behavior of the other party, this party should not be deemed to waive the rights or the responsibility or obligation for investigating the default behavior. Even though one party waives any right directing to the other party or for investigating any responsibility of the other party, this party should not be deemed to waive other rights directing to the other party or the right for investigating the other negligence of the other party. All waivers should be made in a written form.

24.2	In case any article of the Contract is determined to be invalid or cannot be implemented according to existing laws, other articles of the Contract should be continuously valid. In this case, the contracting parties hereto should replace the article concerned with valid article, and the valid article should be maximally approximate to the original article and the corresponding intention and spirit of the Contract.

Article 25 Acceleration of Period and Alteration of Account

25.1	In case the payment date of the contracting party is a non-working day, the party concerned should pay on the recent working day before above payment, but the days calculated for relevant funds should not be changed.

25.2	In case of changing the bank account under the Contract, the party concerned should send a written notice to the other party three days in advance; in case the above notice is not timely sent for account change, the losses incurred should be borne by the account changing party.

Article 26 Completeness of the Contract

26.1	In case of any unmentioned matters or contract alteration, both parties hereto may additionally conclude and sign a supplementary agreement through negotiation. Unless otherwise specified by both parties, the supplementary agreement, as a part of the Contract, should have equal legal effect.

26.2	Unless otherwise specified by both parties, any annex (including other legal documents based on the annex) should be regarded as a part of the Contract and have equal legal effect.

26.3	Unless otherwise specified by both parties, any written letter (including but not limited to notice, announcement, specification, etc.; hereinafter inclusive) should be regarded as a part of the Contract and have equal legal effect.

Article 27 Other Articles

27.1	Reserved official seal: unless otherwise agreed in the Contract or regulated in laws, all written correspondences under the Contract should be stamped with the reserved official seal (see Annex 2).

27.2	Binding force: the Contract should be binding upon and applicable to both parties and the legal inheritors or assignees thereof.

27.3	Specially, in order to successfully handle the corresponding pledge/mortgage procedures of the Contract, in case Party A and Party B or the guarantor should additionally conclude and sign the Trust Loan Contract (hereinafter referred to as “Registration Contract”) as required by relevant pledge/mortgage department, the rights and obligations of Party B or the guarantor as the Borrower under the Registration Contract refer to the rights and obligations of Party B under the Contract, and the rights and obligations of Party A as the Lender under the Registration Contract refer to the rights and obligations of Party A under the Contract. The rights and obligations relation among Party A, Party B and the guarantor should be consistent with the Contract and the cooperation documents agreed in the Contract, Party B or the guarantor should not request Party A to perform relevant obligations on the excuse of any regulation under the Registration Contract.

27.4	Contract text: the Contract is made into [five] copies with equal legal effect, and both parties hereto respectively hold [two] copies, and the rest [one] copy is used for handling relevant procedures.

27.5	Remark (other articles agreed thereby): Party B should have read all articles of the Contract. As required by Party B, Party A has interpreted the corresponding articles of the Contract. Moreover, Party B should have known and comprehensively understood the implication of the articles of the Contract and the corresponding legal consequences.

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(This page is the signature page of the Trust Loan Contract for the Assembled Funds Trust Plan between JIC Trust Co., Ltd and Yongquan Series (Kingold Jewelry) (Contract No.: [JIC Trust (2016) Hang Tou Ji 006-01]).

Party A: JIC Trust Co., Ltd (Official Seal)

Legal Representative or Authorized Agent (Signature):

Date of Signing: , 2016

Party B: Wuhan Kingold Jewelry Inc. (Official Seal):

Legal Representative or Authorized Agent (Signature):

Date of Signing: , 2016

Location of Signing: Xihu District, Hangzhou City, Zhejiang Province

Annex 1: Loan Confirmation

Loan Confirmation

JIC Trust Co., Ltd:

According to the Trust Loan Contract for the Assembled Funds Trust Plan between JIC Trust Co., Ltd and Yongquan Series (Kingold Jewelry) (hereinafter referred to as the Trust Loan Contract) (Contract No.: JIC Trust (2016) Hang Tou Ji 006-01) concluded and signed between both parties, your company has transferred the loan fund under the Trust Loan Contract, namely RMB___,___,___,___.___ Yuan (Amount in Words: RMB___ ONLY) to the borrowing account designated by our party on Date.

Hereby confirmed!

The Borrower:

Date

Annex 2: Sample of Reserved Legal Seal

Reserved Legal Seal of Party A
Reserved Legal Seal of Party B

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